Putnam
High Yield
Municipal
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000

REPORT FROM FUND MANAGEMENT

Blake E. Anderson

This year bond investors have been reminded of one of the basic principles of investing: When a turnaround occurs in the financial markets, it usually happens so quickly that unless one is already positioned in the comeback sector, one will be too late to fully benefit. When the Nasdaq plunged in March, setting off a long string of declines in other equity markets, bonds were suddenly the place to be. Most bond investors began to benefit as the equity markets fell. For investors in Putnam High Yield Municipal Trust, however, the good news of improving performance has been somewhat impaired by the fund's emphasis on lower-rated tax-exempt bonds, which have underperformed high-grade bonds during the semiannual period.

Total return for 6 months ended 9/30/00

                 NAV            Market price
-----------------------------------------------------------------------
                2.83%             16.24%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.

* GENERAL MUNICIPAL BOND MARKET IMPROVES, BUT LOWER-RATED BONDS LAG

Through much of the first half of your fund's fiscal year, we had been anticipating the beginning of a slowdown in the economy -- and better fund performance -- even though the Federal Reserve Board was absorbed in an agenda of raising interest rates. Prior to the spring drop in the Nasdaq, we had seen five consecutive years of positive returns in most equity markets, and investors had been ignoring the bond markets to chase those profits.

In general, bond prices moved up, but lower-rated municipal bonds lagged. The highest-quality bonds -- AAA-rated bonds -- performed better. As a result, we witnessed a dramatic difference in yield between the highest-rated and lowest-rated municipal bonds (known as credit spread).


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 34.7%

AA/Aa -- 2.3%

A -- 5.3%

BBB/Baa -- 22.2%

BB/Ba -- 17.0%

B -- 15.6%

Other -- 2.9%

Footnote reads:
*As a percentage of market value as of 9/30/00. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Your fund invests primarily in lower-rated higher-yielding municipal bonds; in an environment that favored higher-quality bonds, its performance lagged national municipal bond funds with higher-grade orientations. We firmly believe that the lower-rated sector currently offers an attractive opportunity and that today's wide credit spreads will begin to close. Over time, funds with high-yield components tend to outperform higher-grade funds with less price volatility.

* EXPECTING WIDE CREDIT SPREADS TO NARROW

One of the reasons for our faith in this sector is that the decline in lower-rated bond prices was not caused by rising defaults or by a looming recession. Rather, the decline was due to the earlier flow of cash out of municipal bond funds. However there is a positive aspect about waiting for the sector's recovery: Investors receive high monthly income while they are waiting.

With better performance in the general municipal bond market, extremely low valuations in the lower-rated sectors, and the return of many investors to the muni market, we have begun to see signs that credit spreads have peaked and are beginning to close. We recently observed the first indications that sentiment about lower credits is changing within the hospital, nursing home, and utility sectors. Together these sectors make up approximately 31.5% of your fund's portfolio.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Iowa Financing Authority Health
Care Facility
9.25%, 7/1/25

Los Angeles, California, Regional
Airport Improvement Corp.
9.25%, 8/1/24

Delaware Valley Regional Finance
Authority
7.75%, 7/1/27

Butler, Alabama, Industrial
Development Board
8.00%, 9/1/28

Massachusetts State Port Authority
10.00%, 3/1/26

Texas State Housing and
Community Affairs Home Mortgage
9.075%, 7/2/24

California Statewide Community
Development Authority
6.02%, 1/1/22

Hodge County, Louisiana,
Combined Utility
9.00%, 3/1/10

Massachusetts State Industrial
Financing Agency
9.00%, 5/1/22

Indianapolis Industrial Airport
Agency
7.10%, 1/15/17

Footnote reads:
These holdings represent 27.3% of the fund's assets as of 9/30/00. Portfolio holdings will vary over time.


The supply of municipal bonds has been notably light over the past several months, both in terms of new issues and within the secondary market. Because of the strong economy, state and local governments are flush with revenues, holding down any desire to issue bonds. Light supply in the face of improved demand has also helped outstanding municipal bonds perform better.

* BETTER TIMES AHEAD FOR LOWER-RATED CREDIT SECTORS

Credit selection is extremely important in a fund such as yours that emphasizes below-investment-grade bonds. These are the bonds that add tremendously to a fund's income level, but they also mean greater credit risk and require the most meticulous research efforts. We are firm believers that as long as lower-rated credit investments are widely diversified across public sectors, states, and maturities, they are an intelligent investment choice for tax-free investors.

Recent economic reports indicate that the U.S. economy is still expanding at a healthy clip, though at a somewhat slower pace than earlier in the year. Comments by the Federal Reserve Board show that it now believes the economy can grow for sustained periods without triggering higher inflation. We believe that this line of thinking is the primary reason why the Fed did not raise interest rates in October while maintaining its tightening bias. Based on these reports and the improving cash flow situation, the investments in your fund, especially the lower-rated securities, are well positioned to reap the narrowing yield spreads.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of those bonds may affect the issuer's ability to pay principal and interest.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Municipal Trust is designed for investors seeking high current income free from federal income tax through higher-yielding, lower-rated municipal bonds.

TOTAL RETURN FOR PERIODS ENDED 9/30/00

                                           Lehman
                             Market   Brothers Municipal    Consumer
                      NAV     price      Bond Index       price index
---------------------------------------------------------------------
6 months             2.83%    16.24%       3.97%             1.34%
---------------------------------------------------------------------
1 year               1.26     11.17        6.18              3.46
---------------------------------------------------------------------
5 years             26.17     21.75       32.52             13.32
Annual average       4.76      4.01        5.79              2.53
---------------------------------------------------------------------
10 years            93.78     94.37      102.67             30.82
Annual average       6.84      6.87        7.32              2.72
---------------------------------------------------------------------
Life of fund
(since 5/25/89)
Annual average       6.75      5.92        7.18              3.03
---------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/00

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                       6
-------------------------------------------------------------------------------
Income 1                                                  $0.288
-------------------------------------------------------------------------------
Capital gains 1                                             --
-------------------------------------------------------------------------------
  Total                                                   $0.288
-------------------------------------------------------------------------------
Preferred shares                                  Series A (900 shares)
-------------------------------------------------------------------------------
Income1                                                 $1,084.61
-------------------------------------------------------------------------------
Capital gains 1                                             --
-------------------------------------------------------------------------------
  Total                                                 $1,084.61
-------------------------------------------------------------------------------
Share value                                        NAV             Market price
-------------------------------------------------------------------------------
3/31/00                                           $8.18               $7.250
-------------------------------------------------------------------------------
9/30/00                                            8.11                8.125
-------------------------------------------------------------------------------
Current return (common shares/end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                            7.10%               7.09%
-------------------------------------------------------------------------------
Taxable equivalent 3                              11.75               11.74
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
September 30, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
LOC                 -- Letter of Credit
MBIA                -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING(RAT)         VALUE
Alabama (2.8%)
-------------------------------------------------------------------------------------------------------------------
     $    5,750,000 Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                    Disp. James River Corp.), 8s, 9/1/28                                  BBB        $    6,210,000

Arizona (2.5%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Coconino Cnty., Poll. Control Corp. Rev. Bonds
                    (Tuscon/Navajo Elec. Pwr.), Ser. A, 7 1/8s,
                    10/1/32                                                               Ba3             2,515,625
          3,000,000 Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                    (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                             Baa3            3,075,000
                                                                                                      -------------
                                                                                                          5,590,625

Arkansas (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Northwest Regl. Apt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            2,095,000

California (8.8%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 CA Hlth. Fac. Auth. Rev. Bonds (Cedar-Sinai
                    Med. Ctr.), MBIA, 5 1/8s, 8/1/27                                      Aaa             3,303,125
          5,700,000 CA Statewide Cmnty. Dev. Auth. IF COP
                    (Motion Picture & TV Fund), AMBAC,
                    6.018s, 1/1/22                                                        Aaa             5,172,750
          4,000,000 Foothill/Eastern Corridor Agcy. CA Toll Road
                    Rev. Bonds, 5 3/4s, 1/15/40                                           BBB-            3,875,000
          6,320,000 Los Angeles, Regl. Arpt. Impt. Corp Rev. Bonds
                    (Continental Airlines), 9 1/4s, 8/1/24                                BB+/P           7,078,400
          1,650,000 San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                    Rev. Bonds, Ser. A, MBIA, zero %, 1/15/32                             AAA               266,063
                                                                                                      -------------
                                                                                                         19,695,338

Colorado (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                    8 3/8s, 12/1/26                                                       B+/P            1,112,500
                    Denver, City & Cnty. Arpt. Rev. Bonds Ser. A
          3,670,000 8 3/4s, 11/15/23                                                      A2              3,871,850
          1,330,000 8 3/4s, 11/15/23, Prerefunded                                         Aaa             1,414,788
                                                                                                      -------------
                                                                                                          6,399,138

Delaware (2.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Delaware Valley, Regl. Fin. Auth. Govt. Rev. Bonds,
                    Ser. C, AMBAC, 7 3/4s, 7/1/27                                         Aaa             6,375,000

Florida (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Lee Cnty., Indl. Dev. Auth. Hlth. Care Facs. Rev.
                    Bonds (Cypress Cove Hlth. Pk.), Ser. A,
                    6 3/8s, 10/1/25                                                       BB/P            1,305,000
          2,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth. Rev.
                    Bonds (Glenmoor St. Johns Project), Ser. A,
                    8s, 1/1/30                                                            B+/P            1,985,000
                                                                                                      -------------
                                                                                                          3,290,000

Georgia (4.2%)
-------------------------------------------------------------------------------------------------------------------
          3,025,000 De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                    (Briarcliff Park Apts.), Ser. B, 10s, 4/1/17                          AAA/P           3,361,531
          2,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (Baptist Hlthcare Sys), 6 1/4s, 10/1/18                               B/P             1,712,500
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
          1,200,000 8.09s, 8/1/10                                                         AAA             1,306,500
          2,700,000 8.09s, 8/1/10, Prerefunded                                            AAA             2,973,375
                                                                                                      -------------
                                                                                                          9,353,906

Illinois (6.5%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          2,213,000 (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                       Baa2            2,284,325
          1,670,000 (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                     Baa2            1,723,691
          4,250,000 (American Airlines, Inc.), 8.2s, 12/1/24                              Baa1            4,696,250
          2,680,000 East Chicago, Ind. Exempt Fac. Rev. Bonds
                    (Ispat Inland, Inc.), 7s, 1/1/14                                      B1              2,539,300
                    IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                    Providers Fac.), Ser. A
            900,000 7 7/8s, 7/1/20 (acquired 1/25/96,
                    cost 900,000) (RES)                                                   D/P               810,000
          1,235,000 7 7/8s, 7/1/20, Prerefunded                                           AAA/P           1,417,163
          1,045,000 Schaumburg, Indl. Dev. Rev. Bonds
                    (La Quinta Motor Inns), VRDN, 4 1/4s, 8/1/01
                    (Bank Of America (LOC))                                               Aa1             1,045,000
                                                                                                      -------------
                                                                                                         14,515,729

Indiana (3.2%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Fort Wayne, Hosp. Auth. Rev. Bonds
                    (Parkview Hlth. Syst., Inc.), MBIA,
                    4 3/4s, 11/15/28                                                      Aaa             2,475,000
          4,500,000 Indianapolis Indl. Arpt. Auth. Special Fac. Rev.
                    Bonds (Federal Express Corp.), 7.1s, 1/15/17                          Baa2            4,702,500
                                                                                                      -------------
                                                                                                          7,177,500

Iowa (4.6%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives), 9 1/4s, 7/1/25                                    BB/P           10,338,122

Kentucky (2.4%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Boone Cnty., Poll. Control Rev. Bonds (Dayton
                    Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                             A2              4,095,000
          1,415,000 Jefferson Cnty., 1st Mtge. Rev. Bonds
                    (AHF/KY-IOWA, Inc.), 10 1/4s, 1/1/20                                  CCC/P           1,420,306
                                                                                                      -------------
                                                                                                          5,515,306

Louisiana (4.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Hodge, Combined Util. Rev. Bonds (Stone
                    Container Corp.), 9s, 3/1/10                                          B/P             5,103,500
          2,150,000 LA Local Govt. Env. Facs. Cmnty. Dev. Auth.
                    Env. Facs. Cmnty. Dev. Auth. Rev. Bonds
                    (St. James Place), Ser. A, 8s, 11/1/25                                B-/P            2,155,375
          2,500,000 LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                    (St. James Place), 10s, 11/1/21                                       B-/P            2,687,475
                                                                                                      -------------
                                                                                                          9,946,350

Massachusetts (15.5%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
          2,000,000 Ser. 99-1, 7 1/4s, 1/1/35 (acquired 11/18/99,
                    cost 2,000,000) (RES)                                                 B-/P            2,022,500
          1,000,000 Ser. 1, 6.65s, 1/1/35 (acquired 11/18/99,
                    cost 1,000,000) (RES)                                                 BB+/P           1,012,500
                    MA State Hlth. & Edl. Fac. Auth. IFB
          3,000,000 (St. Elizabeth Hosp.), Ser. E, FSA, 8.84s, 8/12/21                    Aaa             3,201,540
          2,000,000 (New England Medical Ctr.), MBIA, 4.70s, 7/1/18                       Aaa             1,902,500
          4,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53,
                    MBIA, 6.15s, 12/1/29 (SEG)                                            Aaa             4,539,375
                    MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                    (Southeastern MA)
          1,400,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           1,475,768
          3,500,000 Ser. A, 9s, 7/1/15                                                    BB-/P           3,685,780
                    MA State Indl. Fin. Agcy. Rev. Bonds
          4,500,000 (Orchard Cove Inc.), U. S. Govt. Coll., 9s, 5/1/22                    AAA/P           4,921,875
          4,250,000 (Emerson College), 8.9s, 1/1/18                                       AAA/P           4,378,818
          3,220,000 (Evanswood Bethzatha), 7.85s, 1/15/17
                    (acquired 12/13/96, cost 3,220,000) (RES)                             D/P             1,706,600
          5,800,000 MA State Port Auth. Rev. Bonds
                    (Harborside Hyatt), 10s, 3/1/26                                       B/P             5,962,690
                                                                                                      -------------
                                                                                                         34,809,946

Michigan (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,515,000 Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                    Ser. A, 9 1/2s, 5/1/21                                                BBB+/P          2,816,800
          1,000,000 MI State Strategic Fund Resource Recvy. Ltd.
                    Oblig. Rev. Bonds (Central Wayne Energy Rec.),
                    Ser. A, 7s, 7/1/27                                                    CCC/P             906,250
                                                                                                      -------------
                                                                                                          3,723,050

Montana (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Montana State Board Investment Exempt Fac.
                    Rev. Bonds (Still Water Mining Project),
                    8s, 7/1/20                                                            BB              3,157,500

Nebraska (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NE Investment Fin. Auth. Hosp. IFB, MBIA,
                    8.707s, 11/15/16                                                      Aaa             1,077,500

Nevada (3.0%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Clark Cnty. G.O. Bonds (Pk. & Regl. Justice Ctr.),
                    FGIC, 5 5/8s, 11/1/19                                                 Aa2             3,517,500
          3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                    Gas Corp.), Ser. B, 7 1/2s, 9/1/32                                    Baa2            3,131,250
                                                                                                      -------------
                                                                                                          6,648,750

New Hampshire (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                    (NH College), 6 3/8s, 1/1/27                                          BBB-              948,750
          1,000,000 NH State Bus. Fin. Auth. Rev. Bonds (Franklin
                    Regl. Hosp. Assn. PJ), Ser. A, 6.05s, 9/1/29                          BB                818,750
          1,500,000 NH State Bus. Fin. Auth. Swr. & Solid Waste Rev.
                    Bonds (Crown Paper), 7 7/8s, 7/1/26
                    (In default) (NON)                                                    D/P             1,230,000
                                                                                                      -------------
                                                                                                          2,997,500

New Jersey (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-            2,575,000

New York (5.9%)
-------------------------------------------------------------------------------------------------------------------
          2,350,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    IFB, FGIC, 9.526s, 7/1/29 (acquired 12/19/94,
                    cost 2,435,729) (RES)                                                 Aaa             2,726,000
          3,000,000 NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                    Rev. Bonds, Ser. A, 7 3/8s, 9/15/21                                   AAA             3,180,000
                    NY State Local Govt. Assistance Corp. Rev. Bonds
          1,500,000 Ser. A, 7s, 4/1/16                                                    Aaa             1,549,230
          2,000,000 Ser. D, 6 3/4s, 4/1/21                                                Aaa             2,105,000
          1,500,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard LLC), 7s, 11/1/30                                  B+/P            1,475,625
          2,160,000 Port Auth. NY & NJ Special Oblig. Rev. Bonds
                    (Continental/Eastern Laguardia), 9 1/8s, 12/1/15                      Ba2             2,215,728
                                                                                                      -------------
                                                                                                         13,251,583

North Dakota (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Grand Forks, Hlth. Care Syst. Rev. Bonds
                    (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1            2,020,000

Ohio (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,498,125

Oklahoma (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 OK Indl. Dev. Auth. Rev. Bonds (Hlth. Syst.-Oblig.
                    Group), Ser. A, 5 3/4s, 8/15/29                                       AAA               978,750

Oregon (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P             863,750

Pennsylvania (8.0%)
-------------------------------------------------------------------------------------------------------------------
            280,000 Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                    Rev. Bonds (U.S. Air, Inc.), Ser. A, 8 7/8s, 3/1/21                   B3                287,350
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners PJ), 6.65s, 5/1/10                             BBB-            1,021,250
          3,250,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
                    (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           A3              3,700,938
          2,500,000 PA State Higher Ed. Assistance Agcy. Student
                    Loan IFB, AMBAC, 8.963s, 9/1/26                                       Aaa             2,986,775
          4,000,000 Philadelphia Auth. For Indl. Dev. Special Fac.
                    Rev. Bonds (U.S. Airways Inc. Project),
                    8 1/8s, 5/1/30                                                        B/P             4,070,000
          2,100,000 Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                    8 5/8s, 11/15/16                                                      Aaa             2,233,875
          3,400,000 Philadelphia, Regl. Port Auth. Lease IFB
                    (Kidder Peabody), MBIA, 8.963s, 9/1/13                                Aaa             3,650,750
                                                                                                      -------------
                                                                                                         17,950,938

South Carolina (0.3%)
-------------------------------------------------------------------------------------------------------------------
            600,000 SC State Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
                    Bonds (Palmetto Hlth. Alliance), Ser. A,
                    7 3/8s, 12/15/21                                                      Baa1              616,500

Tennessee (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Facs. Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           AAA             2,506,250

Texas (5.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), 5 7/8s, 11/15/18                        BB+/P             817,500
          2,500,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            Baa1            2,558,550
            650,000 Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Nancy Travis Memorial Hosp.), 10s, 5/15/13                           AAA/P             712,563
          2,500,000 Tomball, Hosp. Auth. Rev. Bonds
                    (Tomball Regl. Hosp.), 6s, 7/1/29                                     Baa2            2,056,250
          4,800,000 TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                    Ser. C, GNMA Coll, FNMA Coll, 9.075s, 7/2/24                          AAA             5,448,000
                                                                                                      -------------
                                                                                                         11,592,863

Utah (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 Carbon Cnty., Util. Rev. Bonds (Laidlaw Solid
                    Waste Disp.), Ser. A, 7 1/2s, 2/1/10                                  B3              3,225,750
          4,000,000 Tooele Cnty., Poll. Control Rev. Bonds
                    (Laidlaw Environmental), Ser. A, 7.55s, 7/1/27
                    (In default) (NON)                                                    D/P               160,000
                                                                                                      -------------
                                                                                                          3,385,750

Virginia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Pocahontas Pk. Way Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3              818,750

West Virginia (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
                    Assn., Inc.), 6.1s, 5/1/29                                            BBB             2,203,125

Wisconsin (0.2%)
-------------------------------------------------------------------------------------------------------------------
            430,000 WI Hsg. & Econ. Dev. Auth. IFB
                    (Home Ownership Dev.), 9.449s, 10/25/22                               Aa3               443,321
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $224,208,137) (b)                                          $219,620,965
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $224,837,369.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $224,208,137, resulting in gross unrealized appreciation and depreciation of $7,693,585 and $12,280,757, respectively, or net unrealized depreciation of $4,587,172.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2000 was $8,277,600 or 3.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2000.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 2000.

      The fund had the following industry group concentrations greater than 10% at September 30, 2000 (as a percentage of net assets):

           Health care          26.0%
           Transportation       24.3

------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2000
                                     Aggregate Face   Expiration   Unrealized
                        Total Value       Value          Date     Appreciation
------------------------------------------------------------------------------
Muni Bond Index (short) $2,838,375      $2,871,783      Dec-00      $33,408
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investment in securities at value (identified cost $224,208,137) (Note 1)      $219,620,965
-------------------------------------------------------------------------------------------
Cash                                                                                327,428
-------------------------------------------------------------------------------------------
Interest receivable                                                               4,054,033
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,386,485
-------------------------------------------------------------------------------------------
Total assets                                                                    226,388,911

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                          2,719
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,064,899
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        394,660
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           26,367
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        15,360
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,455
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               46,082
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,551,542
-------------------------------------------------------------------------------------------
Net assets                                                                     $224,837,369

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                               $ 45,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                       204,999,890
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (928,899)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (19,679,858)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (4,553,764)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $224,837,369

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                           $ 45,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on Series A remarketed preferred shares              16,458
-------------------------------------------------------------------------------------------
Net assets allocated to Series A remarketed preferred
shares-liquidation preference                                                  $ 45,016,458
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $179,820,911
-------------------------------------------------------------------------------------------
Net assets per common share ($179,820,911 divided by 22,185,403 shares)               $8.11
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended September 30, 2000 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Tax exempt interest income:                                                     $ 8,004,635

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    787,178
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       86,630
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,345
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,896
-------------------------------------------------------------------------------------------
Other                                                                                90,631
-------------------------------------------------------------------------------------------
Total expenses                                                                      973,680
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (52,811)
-------------------------------------------------------------------------------------------
Net expenses                                                                        920,869
-------------------------------------------------------------------------------------------
Net investment income                                                             7,083,766
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,611,555)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (96,345)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                                 266,902
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,440,998)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $ 5,642,768
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                     September 30         March 31
                                                                             2000*            2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  7,083,766     $ 15,135,325
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,707,900)        (713,173)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                 266,902      (20,305,634)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                         5,642,768       (5,883,482)
--------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income:                                              (976,152)      (1,610,955)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations applicable to common shareholders
(excluding cumulative undeclared dividends on remarketed
preferred shares of $16,458 and $9,987, respectively)                   4,666,616       (7,494,437)
--------------------------------------------------------------------------------------------------
Distributions to common shareholders
--------------------------------------------------------------------------------------------------
From net investment income:                                            (6,384,089)     (13,800,296)
--------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection
with reinvestment of distributions                                        193,289          973,394
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (1,524,184)     (20,321,339)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   226,361,553      246,682,892
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $928,899 and
$652,424, respectively)                                              $224,837,369     $226,361,553
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       22,161,672       22,063,316
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions             23,731           98,356
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             22,185,403       22,161,672
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                             900              900
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            Sept. 30
operating performance               (Unaudited)                       Year ended March 31
-------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                        $8.18        $9.14        $9.28        $9.12        $9.16        $9.03
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                    .32          .68          .71          .75          .80          .80
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.06)        (.95)        (.09)         .18         (.08)         .13
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .26         (.27)         .62          .93          .72          .93
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income:
-------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.04)        (.07)        (.07)        (.08)        (.07)        (.08)
-------------------------------------------------------------------------------------------------------------
To common shareholders                  (.29)        (.62)        (.69)        (.69)        (.69)        (.72)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.33)        (.69)        (.76)        (.77)        (.76)        (.80)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)          $8.11        $8.18        $9.14        $9.28        $9.12        $9.16
-------------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)          $8.13        $7.25       $10.94       $10.50       $10.25       $10.00
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return at
market value (%)
(common shares)(a)                     16.24*      (28.75)       11.35         9.67        10.26        13.60
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $224,837     $226,362     $246,683     $248,063     $242,836     $241,599
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)             .54*        1.19         1.14         1.15         1.15         1.17
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            3.40*        7.09         6.90         7.27         8.05         7.79
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  4.67*       16.17         6.92        16.78         9.30        34.45
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
September 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's manager, Putnam Investment Management, Inc., ("Putnam Management"), a wholly owned subsidiary of Putnam Investments, Inc., believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At, March 31, 2000 the fund had a capital loss carryover of approximately $17,728,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,134,000    March 31, 2003
     1,309,000    March 31, 2004
     7,979,000    March 31, 2005
     3,861,000    March 31, 2006
     1,445,000    March 31, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on September 30, 2000 was 4.20%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended September 30, 2000, fund expenses were reduced by $52,811 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $565 been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended September 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,293,520 and $10,297,411, respectively.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain remarketed preferred shares. At September 30, 2000, no such restrictions have been placed on the fund.

Note 5
Change in independent accountants

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this funds' independent accountant and voted to appoint KPMG LLP for the fund's fiscal year ending March 31, 2001. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


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WEB SITE

www.putnaminvestments.com

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Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
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Putnam Fiduciary Trust Company

LEGAL COUNSEL

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TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


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The Putnam Funds
One Post Office Square
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